UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2006



                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


       United States                     000-51305               45-0479535
       --------------                    ---------               ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
      of Incorporation)                 File Number)         Identification No.)

              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 883-5701
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On January 24, 2006, Heritage Financial Group issued a press release announcing the quarterly cash dividend of $0.05 per share, payable on February 21, 2006, to shareholders of record on February 3, 2006. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

          99    Press Release dated January 24, 2006


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HERITAGE FINANCIAL GROUP



Date:  January 24, 2006                    By:  /s/  O. Leonard Dorminey
                                                --------------------------------
                                                 O. Leonard Dorminey
                                                 President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)
------          -------------------------

  99            Copy of press release issued by the Company on January 24, 2006.